                                                                    Exhibit 10.1


                                 LOAN AGREEMENT


      THIS LOAN AGREEMENT ("Agreement") is entered into as of the 20th day of May, 2002, by and among CRITICAL PATH, INC., a California corporation (the "Lender"), WILLIAM MCGLASHAN and MARIE MCGLASHAN (together, the "Borrower"),

                                 W I T N E S S T H:

      WHEREAS, the Lender and William McGlashan are parties to a First Amended and Restated Employment Agreement, dated as of January 7, 2002, which provides for the Lender to make a loan to the Borrower for the purchase of a single family residence to be designated by Borrower, in his sole discretion, which shall be the Borrower's principal residence (the "Principal Residence"), in an amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan");

      WHEREAS, the Lender is willing to make the Loan to the Borrower on the terms and conditions set forth in this Agreement:

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Agreement to Make Loan. The Lender hereby agrees to make the Loan, which shall be funded upon the close of the escrow on the Principal Residence (the "Closing"); subject, however, to satisfaction of the terms and conditions hereinafter set forth. Such Loan shall be evidenced by, and governed by, this Agreement, the terms and conditions of the Secured Promissory Note, dated the date hereof, in substantially the form attached hereto as Exhibit A, by and between the Lender and the Borrower (the "Note"), and the Deed of Trust described in Section 3(d).

      2. Amount of Loan. The Loan shall be in the amount requested by the Borrower but not more than the purchase price of the Principal Residence; provided, however, the Loan amount shall not exceed the lesser of (i) the appraised value of the Principal Residence minus the amount of any loan or loans secured by a deed of trust recorded on the date of the Closing and senior to the deed of trust in favor of the Lender, or (ii) One Million Five Hundred Thousand Dollars ($1,500,000). The Borrower shall deliver a request for the Loan funding, together with a true, correct and complete copy of the contract for their purchase of the Principal Residence no less than five business days before the Loan is to be disbursed.

      3. Conditions Precedent to Loan. The Lender shall not be obligated to fund the Loan until the Lender is satisfied that each of the following conditions (the "Conditions Precedent") has been met:


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      (a) The Borrower has executed and delivered this Agreement and Note to the
Lender;

      (b) The Borrower has entered into the Pledge Agreement, dated as of the date hereof, by and between the Lender and the Borrower, in substantially the form attached hereto as Exhibit B (the "Pledge Agreement") and has assigned the Pledged Shares (as defined in the Pledge Agreement) of Common Stock of the Lender as contemplated therein;

      (c) The Borrower has delivered the stock certificates of the Pledged Shares, power of attorney, and written commitment regarding vested options to the Lender as provided for in the Pledge Agreement;

      (d) The Borrower has executed and delivered the Deed of Trust with Assignment of Rents as additional security provided by the Borrower in favor of a title company reasonably acceptable to Lender (the "Title Company"), for the benefit of the Lender, dated as of the date hereof, in substantially the form attached hereto as Exhibit C, although the form attached hereto will be modified if the Loan is not a first priority lien on the Principal Residence (the "Deed of Trust"), to the Lender (or, at the Lender's option, to the Title Company as escrow agent);

      (e) If the Deed of Trust is junior to other deeds of trust on the Principal Residence, the combined amounts of each of the deeds of trust on the Principal Residence at the Closing must not be greater than the value of the appraisal of the Principal Residence;

      (f) The Borrower has delivered to the Lender both (i) a pro forma title insurance policy, in form and substance satisfactory to the Lender, issued by the Title Company (the "Pro Forma") and (ii) evidence that the Title Company is unconditionally and irrevocably committed to issue to the Lender a title insurance policy in the form of the Pro Forma dated as of the date of Closing;

      (g) The Borrower has entered into escrow instructions with the Title Company, in form and substance satisfactory to the Lender, with respect to closing the Loan;

      (h) The Lender has received an appraisal of the Principal Residence from an appraiser selected or approved by the Lender stating the fair market value of the Principal Residence, as of date of execution of the purchase and sale agreement for the Principal Residence, to be not less than the amount required by this Agreement, and in form and substance otherwise reasonably satisfactory to Lender;

      (i) The Borrower has obtained hazard insurance on the Principal Residence;

      (j) The Borrower has received in escrow the grant deed from the seller of the Principal Residence;


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      (k) The Lender has received a UCC search report with respect to both
William McGlashan and his spouse, which shall confirm that there are no security interests, encumbrances or liens on any Collateral (as defined by the Pledge Agreement); and

      (l) The Lender shall have been notified at least five business days prior to the anticipated Closing of the date on which such Closing will occur.

      4. Events of Default. Each of the following events shall constitute an event of default for the purposes of this Agreement (each, an "Event of Default"):

      (a) any failure to make any payment as required under the Note;

      (b) any breach by the Borrower of the Deed of Trust; or

      (c) any breach by the Borrower of the Pledge Agreement.

      5. Disbursement. Within two business days following its receipt of Borrower's notice of the Closing date as described in Section 3(l), Lender shall deliver to Borrower a notice stating that all Conditions Precedent have been satisfied or waived, or, in the alternative, identifying with particularity any Conditions Precedent that remain in effect. Provided that all of the Conditions Precedent have been satisfied or waived, as the Lender shall determine, the Lender shall disburse the proceeds of the Loan to Title Company for payment of the purchase price of the Principal Residence at Closing. The Borrower shall be responsible for all other buyer's Closing costs and expenses.

      6. Subordination of Deed of Trust. Provided that Borrower is not in default under the Deed of Trust, Lender shall, on written request of Borrower, subordinate the Deed of Trust to the lien of a new deed of trust or deeds of trust (i) securing a loan obtained by Borrower for the sole purpose of paying the hard and soft costs of construction of new or remodeled improvements upon the Principal Residence, and (ii) securing a loan for the difference, if any, between the Loan amount and the purchase price of the Principal Residence. The aggregate amount of the foregoing loans to which the Deed of Trust shall be subordinated shall not exceed $6,000,000.

      7. Replacement of Principal Residence. The Loan shall be due upon sale of the Principal Residence, except that Borrower may elect to apply the Loan proceeds to the purchase of a replacement principal residence and to substitute the security of the Deed of Trust with the lien of a new Deed of Trust upon the replacement personal residence, provided that such replacement personal residence and the purchase thereof satisfies all other terms and conditions of
Section 2 and Section 3.


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       8. Notices. All notices shall be deemed sufficiently given on the next business day following the day on which the same have been sent by a recognized national overnight courier service for delivery on the next business day at the respective addresses set forth below. Such parties may, by notice given hereunder, designate any different addresses to which subsequent notices, certificates or other communications shall be sent.

            Lender:
            Critical Path, Inc.
            350 The Embarcadero
            San Francisco, CA 94105
            Facsimile:415-541-2303
            Attn: General Counsel

            Borrower:

            William McGlashan
            [________]
            Facsimile:

            With copy to:
            Karen Wentzel, Esq.
            Ritchey Fisher Whitman & Klein
            1717 Embarcadero Road
            Palo Alto, CA 94303

            Facsimile:  (650) 857-1288

      9. Counterparts. This Agreement may be executed in any number of counterparts and each such duplicate original shall be deemed to be an original.

      10. Headings. The headings of the Paragraphs and sub-paragraphs herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      11. No Third-Party Beneficiary. The provisions of this Agreement are for the benefit only of the parties hereto, and their respective successors or permitted assigns and no third party may seek to enforce, or benefit from, these provisions. The parties specifically disavow any desire or intention to create any third party beneficiary hereunder, and specifically declare that no person or entity, except for the parties hereto, shall have any right hereunder nor any right of enforcement hereof.


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      12. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

      13. Attorney Fees. In the event of any action, suit or other proceeding concerning the negotiation, interpretation, validity, performance or breach of this Agreement, the prevailing party or parties in such proceeding shall be entitled to recover all of such party's reasonable attorneys fees, expenses and costs, not limited to costs of suit, incurred in each and every such action, suit or other proceedings, including any and all appeals or petitions relating thereto.

      14. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

      15. Authority. Each party hereto warrants that the person signing below is authorized to sign this Agreement on its behalf and to bind it to the terms of this Agreement. Should any provision of this Agreement be held by a court of competent jurisdiction to be invalid or illegal, such invalidity or illegality shall not invalidate the whole of this Agreement, but, rather, the Agreement shall be construed as if it did not contain the invalid or illegal part, and the rights and obligations of the parties shall be construed and enforced accordingly.


                  [remainder of page intentionally left blank]


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      IN WITNESS WHEREOF, Lender and Borrower have duly executed and delivered this Agreement under seal as of the day and year first above written.

                              LENDER:

                              CRITICAL PATH, INC., a California corporation


                              By:  /s/Michael Zukerman
                                 __________________________________
                              Name:________________________________
                              Title:_______________________________



                              BORROWER:

                                WILLIAM MCGLASHAN



                              By:  /s/ William McGlashan
                                 __________________________________
                              Name:_______________________________
                              Title:_______________________________


                              BORROWER:

                              MARIE MCGLASHAN



                              By: /s/ Marie McGlashan
                                 __________________________________
                              Name:_______________________________
                              Title:_______________________________


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                                    EXHIBIT A
                         FORM OF SECURED PROMISSORY NOTE
                        (attached as a separate document)

                                    EXHIBIT B
                              FORM OF DEED OF TRUST
                        (attached as a separate document)

                                    EXHIBIT C
                            FORM OF PLEDGE AGREEMENT
                        (attached as a separate document)